THE LEGACY FUNDS, INC.

                               LEGACY GROWTH FUND

              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 28, 2001

  SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2001

THIS SUPPLEMENT DESCRIBES CERTAIN CHANGES CONCERNING THE WAIVER OF DISTRIBUTION
 (12b-1) FEES BY INGALLS & SNYDER LLC,CERTAIN CHANGES IN THE BOARD OF TRUSTEES
       AND OFFICERS OF THE FUND AND A CHANGE IN THE LIMITATION CONCERNING
           THE FUND'S HOLDINGS OF FOREIGN SECURITIES. THIS SUPPLEMENT
                SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS
                 AND STATEMENT OF ADDITIONAL INFORMATION OF THE
                    FUND DATED FEBRUARY 28, 2001, AND SHOULD
                        BE RETAINED FOR FUTURE REFERENCE.

      Effective May 25, 2001, Ingalls & Snyder LLC, the Distributor of shares of the Legacy Growth Fund, has agreed to waive its distribution (12b-1) fee. This fee waiver may be terminated by Ingalls & Snyder at any time. The waiver of the distribution fee will not have an immediate effect on the overall expense ratio of the Fund because of the obligation of Ingalls & Snyder under its Investment Advisory Agreement with the Fund to limit the Total Annual Fund Operating Expenses of the Fund on an annualized basis to no more than 1.70% of the Fund's average net assets for the fiscal year ending October 31, 2001.

      Effective May 24 and May 25, 2001, respectively, Steven M. Foote resigned from his positions as a Trustee and as an officer of the Fund and Steven L. Wood resigned from his position as a Trustee of the Fund. Thomas O. Boucher, Jr., a Managing Director of Ingalls & Snyder LLC, has agreed to serve as a Trustee and officer of the Fund, and Edward W. Wheeler, Senior Vice President of the investment research firm The Buckingham Research Group, Inc., has agreed to serve as an independent Trustee of the Fund, subject to their election by the shareholders of the Fund.

      The Fund's investment policies have been modified to increase the amount of foreign securities that the Fund may hold as a percentage of the Fund's net assets. The Fund's former policy limited the Fund's holdings of foreign securities so that holdings of these foreign securities normally would not represent over 15% of the Fund's net assets at the time of purchase. Under the new policy, holdings of foreign securities normally would not represent more than 25% of the Fund's net assets at the time of purchase.


                  THE DATE OF THIS SUPPLEMENT IS JUNE 25, 2001.